Exhibit 32.2

Certification of Principal Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, James G. Stewart, Senior Vice President and Chief Financial Officer of VIA Pharmaceuticals, Inc. (the “Company”), hereby certify that, to my knowledge:

1. The Annual Report on Form 10-K of the Company for the year ended December 31, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  James G. Stewart
James G. Stewart
Senior Vice President, Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: March 28, 2008